DELAWARE VIP TRUST

Delaware VIP Growth Opportunities Series
Delaware VIP Trend Series

Supplement to each Series' Prospectus
dated April 29, 2005

The following replaces the information in the section of the prospectuses entitled "Portfolio managers" under the heading "How we manage the Series":

Portfolio managers
Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for the Series. When making investment decisions for the Series, Mr. Bassett regularly consults with Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

Steven G. Catricks, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder.

Barry S. Gladstein, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder.

Christopher M. Holland, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management.

Rudy D. Torrijos III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

This Supplement is dated August 16, 2005.